UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2016

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 W. Madison Street, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) Effective as of June 1, 2016, Mattersight Corporation appointed Rose Cammarata, its Vice President and Controller, as its Principal Accounting Officer. Prior to such appointment, Glenn Polson, the Company’s Vice President of Financial Reporting, acted as its Principal Accounting Officer.

Item 9.01 Financial Statements and Exhibits

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: June 3, 2016	By:	/s/ David R. Gustafson
	Name	David R. Gustafson
	Title	Interim Chief Financial Officer, Executive
Vice President and Chief Operating Officer